NATIXIS ETFs

Supplement dated April 1, 2020 to the Statutory Prospectuses dated, May 1, 2019 as may be revised or supplemented from time to time, for the following Funds:

Natixis Loomis Sayles Short Duration Income ETF	Natixis Seeyond International Minimum Volatility ETF

Effective immediately, the subsection entitled “Principal Investment Risks” within the section “More About Goals and Strategies” is amended and restated to include the following:

Recent Market Events Risk

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in healthcare service preparation and delivery; prolonged quarantines; as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of this outbreak or any future outbreak in developing or emerging market countries may be greater due to less established health care systems. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates and a substantial economic downturn or recession. Such impacts could impair a Fund’s ability to maintain operational standards, negatively impact the likelihood that a Fund’s market price will closely correlate to its net asset value (“NAV”) per share, disrupt the operations of a Fund’s service providers, adversely affect the value and liquidity of a Fund’s investments and negatively impact a Fund’s performance and your investment in the Fund.